POWER OF ATTORNEY

We, the undersigned Trustees of the following investment companies (collectively, the "Trusts"):

PIMCO Equity Series

PIMCO Equity Series VIT

PIMCO ETF Trust

PIMCO Funds

PIMCO Variable Insurance Trust

hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Trusts and hereby constitute and appoint Ryan G. Leshaw, Wu-Kwan Kit, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trusts, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after February 12, 2020.

Dated: February 12, 2020

/s/ George E. Borst	/s/ Gary F. Kennedy
George E. Borst	Gary F. Kennedy
/s/ Jennifer Holden Dunbar	/s/ Peter B. McCarthy
Jennifer Holden Dunbar	Peter B. McCarthy
/s/ Brent R. Harris	/s/ Ronald C. Parker
Brent R. Harris	Ronald C. Parker
/s/ Kym M. Hubbard	/s/ Peter G. Strelow
Kym M. Hubbard	Peter G. Strelow

POWER OF ATTORNEY

I, the undersigned President of the following investment companies (collectively, the "Trusts"):

PIMCO Equity Series

PIMCO Equity Series VIT

PIMCO ETF Trust

PIMCO Funds

PIMCO Variable Insurance Trust

hereby constitute and appoint Ryan G. Leshaw, Wu-Kwan Kit, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel, each of them singly, my true and lawful attorneys-in- fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys–in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after February 12, 2020.

Dated: February 12, 2020

/s/ Eric D. Johnson Eric D. Johnson

POWER OF ATTORNEY

I, the undersigned Treasurer of the following investment companies (collectively, the "Trusts"):

PIMCO Equity Series

PIMCO Equity Series VIT

PIMCO ETF Trust

PIMCO Funds

PIMCO Variable Insurance Trust

hereby constitute and appoint Ryan G. Leshaw, Wu-Kwan Kit, Douglas P. Dick, Brendan C. Fox, Megan C. Johnson, Kevin F. Cahill and Adam T. Teufel, each of them singly, my true and lawful attorneys-in- fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys–in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after February 12, 2020.

Dated: February 12, 2020

/s/ Bradley Todd Bradley Todd